FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

In connection with a review of the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 (“2006 Form 10-KSB”) of Bio-Matrix Scientific Group, Inc. (the “Company”), the Staff of the Corporate Finance Division of the Securities and Exchange Commission (the “Staff”) issued a comment letter in which, among other things, the Staff commented on the presentation of the Company’s consolidated financial statements.

Specifically, the Staff’s comments required the Company to reflect the July 3, 2006 acquisition of Bio-Matrix Scientific Group, Inc. (“BMSG”), a Nevada corporation, as a reverse acquisition with BMSG considered the accounting acquirer and the prior financial statements of BMSG included in the filing.

As a result of its discussions with the Staff, the Company has decided on October 26, 2007 to amend its 2006 Form 10-KSB to account for the acquisition of BMSG as a reverse acquisition with BMSG considered the accounting acquirer and the prior financial statements of BMSG included in the filing.

In addition the Company is also amending its Quarterly Report on Form 10-QSB for the quarters ended  December 31, 2006, March 31, 2007 and June 30, 2007 for the same reason.

As a result of the discussions and adjustments described above, on October 26, 2007, the Company’s Board of Directors concluded, that

(1) the Company’s previously issued financial statements and any related reports of its independent registered public accounting firm for the fiscal year ended September 30, 2006 as well as the interim reports for the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007 should no longer be relied upon because the acquisition of BMSG was not accounted for as a reverse acquisition

(2) The Company’s financial statements for the fiscal year ended September 30, 2006 as well as the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007 will be restated to reflect the changes discussed above.

The Company’s management has discussed the matters described in this Current Report on Form 8-K with the Company’s current independent registered public accounting firm.

It is expected that the Company shall file an amended 2006 10KSB concurrently or shortly subsequent to the filing of this Current Report on Form 8K.  As of the date of this 8K, fire conditions in the San Diego area where the Company is located have prevented necessary personnel from preparing amended Quarterly Reports on Form 10-QSB for the quarters ended  December 31, 2006, March 31, 2007 and June 30, 2007 (“Amended QSBs”).   It is expected that the Amended QSBs shall be prepared and filed with the Securities and Exchange Commission as soon as possible.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: October 30, 2007